UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

Major League Football, Inc. (MLFB)
(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7319 Riviera Cove, #7, Lakewood Ranch, FL	34202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 213-1995

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Pursuant to a private placement of the Registrants common stock on June 8, 2018, October 5, 2018 and December 7, 2018, the Registrant raised $110,000 to be used, in part, to finalize its required SEC filings including its Form 10-K for the year ended April 30, 2018 and Form 10-Q filings for July 31, 2018 and October 31, 2018.

The Registrant filed its Form 10-K on November 19, 2018 and contemplates that both Form 10-Q reports will be filed on or about January 15, 2019. In regaining full SEC compliance with the Form 10-Q filings, the Registrant’s plan is to obtain additional capital to proceed with its previously announced business plan to commence football play in late Spring and early Summer 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJOR LEAGUE FOOTBALL, INC.

By:	/s/ Francis J. Murtha
Senior Executive VP

Dated: December 19, 2018

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